SCHWABFUNDS

SCHWAB
BOND INDEX
FUNDS


ANNUAL REPORT
AUGUST 31, 1998

SCHWAB BOND INDEX FUNDS

We're pleased to bring you this annual report for the following funds (the Funds) for the one-year period ended August 31, 1998:
  - Schwab Short-Term Bond Market Index Fund
  - Schwab Total Bond Market Index Fund

During the reporting period, the Funds continued to provide a high level of current income consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the Funds during each fiscal year (or reporting period) since their inceptions.

The Schwab Short-Term Bond Market Index Fund seeks to track the total return of the Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Bond Index, which represents the performance of U.S. government and corporate bonds that have average maturities of between one and five years. The Schwab Total Bond Market Index Fund seeks to track the total return of the Lehman Brothers Aggregate Bond Index, a broadbased index that includes U.S. government and other investment-grade debt securities, such as corporate and international (dollar-denominated) bonds and asset-backed and mortgage-backed securities with maturities greater than one year.

As you may recall from our previous annual and most recent semiannual reports dated August 31, 1997, and February 28, 1998, respectively, changes to the Funds' investment objectives were approved by shareholders last year. Implementation of the change began on November 1, 1997, when the Funds converted from an actively managed strategy to an index strategy. The transition was completed as of March 1, 1998.

CONTENTS

----------------------------------------------------
A Message from the Chairman                        1
----------------------------------------------------
What Every Bond Fund Investor Should Know          2
----------------------------------------------------
Market Overview                                    4
----------------------------------------------------
The Portfolio Management Team                      7
----------------------------------------------------
Schwab Short-Term Bond Market Index Fund           8
----------------------------------------------------
Schwab Total Bond Market Index Fund               10
----------------------------------------------------
Dividends Paid                                    12
----------------------------------------------------
Fund Discussion                                   13
----------------------------------------------------
Portfolio Highlights                              16
----------------------------------------------------
Financial Statements and Notes                    17
----------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

No doubt you've witnessed the extreme volatility in the stock market that you frequently read about in shareholder communications such as this. The 12-month reporting period ended August 31, 1998, has served as a clear example of how the performance of different asset classes can vary substantially for a given period. For the reporting period, domestic bonds generally outperformed both domestic and international stocks. This was due to factors ranging from strong bond total returns, which were fueled by declining interest rates all along the yield curve, to August's drop in both domestic and international equity valuations.
[PHOTO]

                  Despite the volatility, the U.S. economy, as measured by gross domestic product (GDP), continued to provide a solid foundation for U.S. business activity, though it was somewhat dampened during the second quarter. But uncertainty persists as to the ultimate effect that international economic crises and domestic political turmoil will have on the U.S. economy. Corporate profitability and domestic consumers' responses to recent stock market volatility may ultimately determine whether the economy will continue on its current course.

Given all of these factors, this appears to be a good time to reaffirm one of our primary investment principles: Regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $71 billion in assets on behalf of more than 3.2 million SchwabFunds-Registered Trademark- shareholders. We offer a broad spectrum of 35 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
August 31, 1998

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future returns.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment experts who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds are ideal for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: Bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

BOND INDEX FUNDS

Schwab's Bond Index Funds seek to track the total returns of broadly diversified bond indices. And because index funds generally result in lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

In addition to some of the same benefits of equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices, bond index funds can also provide the added benefit of high credit-quality investments. Schwab's Bond Index Funds are designed to maintain high credit-quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill.(1) And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.

BOND FUNDS AT SCHWAB

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

BOND INDEX FUNDS

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short (1-5 Year) Government/ Corporate Index. This index represents the performance of government and corporate bonds that have maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broadbased index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in securities issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities, and seeks to maintain a dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please call us toll free at 1-800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW. SCHWAB.COM; through our automated touchtone telephone service, TeleBroker,-Registered Trademark- by calling 1-800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS

(1)Some investors may be subject to the alternative minimum tax; consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

Although somewhat dampened during the second quarter, the U.S. economy, as measured by gross domestic product (GDP), grew at a strong real rate of 3.7% during the first half of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                            3.9%
Q2 1990                                            1.2%
Q3 1990                                           -1.9%
Q4 1990                                           -4.0%
Q1 1991                                           -2.1%
Q2 1991                                            1.8%
Q3 1991                                            1.0%
Q4 1991                                            1.0%
Q1 1992                                            4.7%
Q2 1992                                            2.5%
Q3 1992                                            3.0%
Q4 1992                                            4.3%
Q1 1993                                            0.1%
Q2 1993                                            2.0%
Q3 1993                                            2.1%
Q4 1993                                            5.3%
Q1 1994                                            3.0%
Q2 1994                                            4.7%
Q3 1994                                            1.8%
Q4 1994                                            3.6%
Q1 1995                                            0.9%
Q2 1995                                            0.3%
Q3 1995                                            3.0%
Q4 1995                                            2.2%
Q1 1996                                            1.8%
Q2 1996                                            6.0%
Q3 1996                                            1.0%
Q4 1996                                            4.3%
Q1 1997                                            4.9%
Q2 1997                                            3.3%
Q3 1997                                            3.1%
Q4 1997                                            3.7%
Q1 1998                                            5.5%
Q2 1998                                            1.8%
Source: Bloomberg L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for continued growth throughout 1998--perhaps at a more moderate rate than over the previous six months, but nonetheless further extending the current economic expansion that began in 1991. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the engines continuing this lengthy expansion. Many economists believe that the brunt of the economic crises in Asia and elsewhere may be yet to come. Uncertainties persist as to the ultimate effect on the U.S. economy, particularly on corporate earnings. Going forward, the behavior of domestic consumers in response to recent stock market volatility may also be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

The U.S. unemployment rate stood at 4.5% in August, after declining to 4.3% in April and May--the lowest level in 28 years. Labor markets have become extremely tight, growth in the labor force has slowed and wage increases are beginning to put more pressure on labor costs (see Employment Cost Index, below).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   U.S. UNEMPLOYMENT RATE
Jan-90                                      5.4%
Feb-90                                      5.3%
Mar-90                                      5.2%
Apr-90                                      5.4%
May-90                                      5.4%
Jun-90                                      5.2%
Jul-90                                      5.5%
Aug-90                                      5.7%
Sep-90                                      5.9%
Oct-90                                      5.9%
Nov-90                                      6.2%
Dec-90                                      6.3%
Jan-91                                      6.4%
Feb-91                                      6.6%
Mar-91                                      6.8%
Apr-91                                      6.7%
May-91                                      6.9%
Jun-91                                      6.9%
Jul-91                                      6.8%
Aug-91                                      6.9%
Sep-91                                      6.9%
Oct-91                                      7.0%
Nov-91                                      7.0%
Dec-91                                      7.3%
Jan-92                                      7.3%
Feb-92                                      7.4%
Mar-92                                      7.4%
Apr-92                                      7.4%
May-92                                      7.6%
Jun-92                                      7.8%
Jul-92                                      7.7%
Aug-92                                      7.6%
Sep-92                                      7.6%
Oct-92                                      7.3%
Nov-92                                      7.4%
Dec-92                                      7.4%
Jan-93                                      7.3%
Feb-93                                      7.1%
Mar-93                                      7.0%
Apr-93                                      7.1%
May-93                                      7.1%
Jun-93                                      7.0%
Jul-93                                      6.9%
Aug-93                                      6.8%
Sep-93                                      6.7%
Oct-93                                      6.8%
Nov-93                                      6.6%
Dec-93                                      6.5%
Jan-94                                      6.6%
Feb-94                                      6.6%
Mar-94                                      6.5%
Apr-94                                      6.4%
May-94                                      6.0%
Jun-94                                      6.1%
Jul-94                                      6.1%
Aug-94                                      6.1%
Sep-94                                      5.9%
Oct-94                                      5.8%
Nov-94                                      5.6%
Dec-94                                      5.4%
Jan-95                                      5.6%
Feb-95                                      5.4%
Mar-95                                      5.4%
Apr-95                                      5.7%
May-95                                      5.6%
Jun-95                                      5.6%
Jul-95                                      5.7%
Aug-95                                      5.7%
Sep-95                                      5.7%
Oct-95                                      5.6%
Nov-95                                      5.6%
Dec-95                                      5.6%
Jan-96                                      5.7%
Feb-96                                      5.5%
Mar-96                                      5.5%
Apr-96                                      5.5%
May-96                                      5.5%
Jun-96                                      5.3%
Jul-96                                      5.5%
Aug-96                                      5.2%
Sep-96                                      5.2%
Oct-96                                      5.3%
Nov-96                                      5.4%
Dec-96                                      5.3%
Jan-97                                      5.3%
Feb-97                                      5.3%
Mar-97                                      5.2%
Apr-97                                      5.0%
May-97                                      4.8%
Jun-97                                      5.0%
Jul-97                                      4.9%
Aug-97                                      4.9%
Sep-97                                      4.9%
Oct-97                                      4.8%
Nov-97                                      4.6%
Dec-97                                      4.7%
Jan-98                                      4.7%
Feb-98                                      4.6%
Mar-98                                      4.7%
Apr-98                                      4.3%
May-98                                      4.3%
Jun-98                                      4.5%
Jul-98                                      4.5%
Aug-98                                      4.5%
Source: Bloomberg L.P.

INFLATION

Price inflation remained remarkably well contained.
The Consumer Price Index (CPI) rose just 1.6% for the year ended August 1998--reaching levels during the reporting period that were the lowest since January 1987. Its core rate (which excludes the more volatile food and energy components) rose 2.5%--also very low, but somewhat higher than the rates we have seen since the second quarter of 1997.

The Employment Cost Index (ECI), which measures inflation in wages, salaries and benefits, also remained in check, increasing 3.5% for the year ended June 30, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION
                  MONTHLY CONSUMER PRICE INDEX   QUARTERLY EMPLOYMENT COST INDEX
Jan-90                          5.2%                         5.5%
Feb-90                          5.3%                         5.5%
Mar-90                          5.2%                         5.5%
Apr-90                          4.7%                         5.4%
May-90                          4.4%                         5.4%
Jun-90                          4.7%                         5.4%
Jul-90                          4.8%                         5.2%
Aug-90                          5.6%                         5.2%
Sep-90                          6.2%                         5.2%
Oct-90                          6.3%                         4.9%
Nov-90                          6.3%                         4.9%
Dec-90                          6.1%                         4.9%
Jan-91                          5.7%                         4.6%
Feb-91                          5.3%                         4.6%
Mar-91                          4.9%                         4.6%
Apr-91                          4.9%                         4.6%
May-91                          5.0%                         4.6%
Jun-91                          4.7%                         4.6%
Jul-91                          4.4%                         4.3%
Aug-91                          3.8%                         4.3%
Sep-91                          3.4%                         4.3%
Oct-91                          2.9%                         4.3%
Nov-91                          3.0%                         4.3%
Dec-91                          3.1%                         4.3%
Jan-92                          2.6%                         4.0%
Feb-92                          2.8%                         4.0%
Mar-92                          3.2%                         4.0%
Apr-92                          3.2%                         3.6%
May-92                          3.0%                         3.6%
Jun-92                          3.1%                         3.6%
Jul-92                          3.2%                         3.5%
Aug-92                          3.1%                         3.5%
Sep-92                          3.0%                         3.5%
Oct-92                          3.2%                         3.5%
Nov-92                          3.0%                         3.5%
Dec-92                          2.9%                         3.5%
Jan-93                          3.3%                         3.5%
Feb-93                          3.2%                         3.5%
Mar-93                          3.1%                         3.5%
Apr-93                          3.2%                         3.6%
May-93                          3.2%                         3.6%
Jun-93                          3.0%                         3.6%
Jul-93                          2.8%                         3.6%
Aug-93                          2.8%                         3.6%
Sep-93                          2.7%                         3.6%
Oct-93                          2.8%                         3.5%
Nov-93                          2.7%                         3.5%
Dec-93                          2.7%                         3.5%
Jan-94                          2.5%                         3.2%
Feb-94                          2.5%                         3.2%
Mar-94                          2.5%                         3.2%
Apr-94                          2.4%                         3.2%
May-94                          2.3%                         3.2%
Jun-94                          2.5%                         3.2%
Jul-94                          2.8%                         3.2%
Aug-94                          2.9%                         3.2%
Sep-94                          3.0%                         3.2%
Oct-94                          2.6%                         3.0%
Nov-94                          2.7%                         3.0%
Dec-94                          2.7%                         3.0%
Jan-95                          2.8%                         2.9%
Feb-95                          2.9%                         2.9%
Mar-95                          2.9%                         2.9%
Apr-95                          3.1%                         2.9%
May-95                          3.2%                         2.9%
Jun-95                          3.0%                         2.9%
Jul-95                          2.8%                         2.7%
Aug-95                          2.6%                         2.7%
Sep-95                          2.5%                         2.7%
Oct-95                          2.8%                         2.7%
Nov-95                          2.6%                         2.7%
Dec-95                          2.5%                         2.7%
Jan-96                          2.7%                         2.8%
Feb-96                          2.7%                         2.8%
Mar-96                          2.8%                         2.8%
Apr-96                          2.9%                         2.9%
May-96                          2.9%                         2.9%
Jun-96                          2.8%                         2.9%
Jul-96                          3.0%                         2.8%
Aug-96                          2.9%                         2.8%
Sep-96                          3.0%                         2.8%
Oct-96                          3.0%                         2.9%
Nov-96                          3.3%                         2.9%
Dec-96                          3.3%                         2.9%
Jan-97                          3.0%                         2.9%
Feb-97                          3.0%                         2.9%
Mar-97                          2.8%                         2.9%
Apr-97                          2.5%                         2.8%
May-97                          2.2%                         2.8%
Jun-97                          2.3%                         2.8%
Jul-97                          2.2%                         3.0%
Aug-97                          2.2%                         3.0%
Sep-97                          2.2%                         3.0%
Oct-97                          2.1%                         3.3%
Nov-97                          1.8%                         3.3%
Dec-97                          1.7%                         3.3%
Jan-98                          1.6%                         3.3%
Feb-98                          1.4%                         3.3%
Mar-98                          1.4%                         3.3%
Apr-98                          1.4%                         3.5%
May-98                          1.7%                         3.5%
Jun-98                          1.7%                         3.5%
Jul-98                          1.7%
Aug-98                          1.6%
Source: Bloomberg L.P. and Bureau of Labor
Statistics

Although inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Although strong in the first quarter, productivity growth was essentially flat for the second quarter of 1998.

ASSET CLASS PERFORMANCE

The 12-month reporting period served as a textbook example of the benefits of asset allocation and how asset classes can exhibit markedly different returns for a given period.

In classic tortoise-and-hare fashion, domestic bond returns, as represented by the Lehman Brothers Aggregate Bond Index, outperformed both domestic and international stock returns for the reporting period--achieving a total return of 10.6% for the period. This was a result of several factors, including strong bond total returns fueled by declining interest rates all along the yield curve, as well as August's drop in both domestic and international equity valuations.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            TOTAL RETURN PERFORMANCE
                      VALUE OF A HYPOTHETICAL $1 INVESTMENT
                              SCHWAB               SCHWAB               LEHMAN
         S&P 500-R-         SMALL-CAP           INTERNATIONAL         AGGREGATE
           INDEX             INDEX-R-              INDEX-R-           BOND INDEX
8/97      $1.00               $1.00                 $1.00               $1.00
          1.055               1.078                 1.063               1.015
10/97     1.019               1.031                 0.977                1.03
          1.067               1.022                 0.973               1.034
12/97     1.085               1.043                 0.987               1.045
          1.097               1.027                 1.027               1.058
2/98      1.176               1.112                 1.089               1.057
          1.236               1.162                 1.117               1.061
4/98      1.249                1.17                 1.125               1.066
          1.227               1.101                 1.122               1.076
6/98      1.277               1.104                 1.129               1.086
          1.264               1.019                 1.137               1.088
8/98      1.081               0.823                 0.993               1.106
Compiled by Charles Schwab & Co., Inc.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

Not surprisingly, domestic equity returns were negatively impacted by August's significant stock market declines. The difference in performance between large-cap stocks and small-cap stocks, however, was truly remarkable. Large-cap stocks as represented by the S&P 500-Registered Trademark- Index, achieved a total return of 8.1% for the 12-month period. Small-cap stocks, as represented by the Schwab Small-Cap Index,-Registered Trademark- experienced a total DECLINE in value of 17.7%-- resulting in a difference of 25.8% between the 12-month returns for the two asset classes.

Similar to the domestic equity situation, international stock returns were characterized by the markedly divergent performance of Asian countries, which experienced significant declines, and European countries, which experienced healthy gains for the period. Combined, international stock returns, as represented by the Schwab International Index,-Registered Trademark- experienced a slightly negative total return of -0.7% for the 12-month reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index reached
28.5 during the reporting period--its highest value ever--before declining sharply to 22.8 at the end of August. Nonetheless, this ratio is still well above 15.0, its 30-year average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures, such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO

Jan-90                            14.37
Feb-90                            14.21
Mar-90                            14.77
Apr-90                            14.82
May-90                            15.84
Jun-90                            16.66
Jul-90                            16.65
Aug-90                            15.57
Sep-90                            14.90
Oct-90                            14.36
Nov-90                            14.59
Dec-90                            15.19
Jan-91                            14.95
Feb-91                            16.82
Mar-91                            17.48
Apr-91                            17.85
May-91                            17.92
Jun-91                            17.96
Jul-91                            18.07
Aug-91                            19.72
Sep-91                            19.88
Oct-91                            19.92
Nov-91                            21.02
Dec-91                            21.85
Jan-92                            23.35
Feb-92                            23.83
Mar-92                            25.45
Apr-92                            25.51
May-92                            25.71
Jun-92                            25.08
Jul-92                            25.61
Aug-92                            25.50
Sep-92                            24.37
Oct-92                            23.94
Nov-92                            24.08
Dec-92                            24.01
Jan-93                            24.20
Feb-93                            24.25
Mar-93                            24.22
Apr-93                            23.20
May-93                            23.21
Jun-93                            22.58
Jul-93                            22.52
Aug-93                            23.02
Sep-93                            23.74
Oct-93                            23.97
Nov-93                            22.55
Dec-93                            23.55
Jan-94                            22.98
Feb-94                            21.17
Mar-94                            20.34
Apr-94                            20.10
May-94                            20.16
Jun-94                            19.76
Jul-94                            18.64
Aug-94                            18.90
Sep-94                            18.26
Oct-94                            17.55
Nov-94                            16.58
Dec-94                            16.98
Jan-95                            16.23
Feb-95                            16.20
Mar-95                            16.50
Apr-95                            16.02
May-95                            16.43
Jun-95                            16.82
Jul-95                            16.55
Aug-95                            16.18
Sep-95                            16.86
Oct-95                            16.18
Nov-95                            17.14
Dec-95                            17.41
Jan-96                            18.11
Feb-96                            18.56
Mar-96                            18.94
Apr-96                            19.16
May-96                            19.48
Jun-96                            19.30
Jul-96                            18.31
Aug-96                            18.62
Sep-96                            19.75
Oct-96                            19.60
Nov-96                            21.05
Dec-96                            20.70
Jan-97                            20.55
Feb-97                            20.98
Mar-97                            19.87
Apr-97                            20.24
May-97                            21.43
Jun-97                            22.45
Jul-97                            23.92
Aug-97                            22.64
Sep-97                            24.00
Oct-97                            22.84
Nov-97                            24.02
Dec-97                            24.51
Jan-98                            24.99
Feb-98                            26.44
Mar-98                            27.76
Apr-98                            26.51
May-98                            26.12
Jun-98                            27.09
Jul-98                            26.78
Aug-98                            22.77
30 Year Average                   15.00
Source: Bloomberg L.P.

TREASURY BOND YIELDS

Treasury yields fell significantly during the 12-month reporting period--by 1.27% to 5.34% for 30-year bonds and by 1.32% to 4.90% for five-year notes. International economic problems were a major factor contributing to the decline in yields. Investors seeking a safe haven from the volatile stock market increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. Throughout the reporting period, the Federal Reserve's decision to leave rates unchanged--in part due to international market turbulence, as well as to acceptable domestic economic statistics showing strong growth coupled with contained inflation--also contributed to favorable fixed-income market conditions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       30-YEAR AND FIVE-YEAR TREASURY BOND
                                     YIELDS

                                 30-YEAR             FIVE-YEAR
                           TREASURY BOND YIELD   TREASURY NOTE YIELD
8/29/97                             6.61%                6.22%
9/5/97                              6.64%                6.23%
9/12/97                             6.59%                6.17%
9/19/97                             6.38%                6.01%
9/26/97                             6.37%                5.99%
10/3/97                             6.29%                5.87%
10/10/97                            6.43%                6.02%
10/17/97                            6.44%                6.08%
10/24/97                            6.27%                5.90%
10/31/97                            6.15%                5.71%
11/7/97                             6.16%                5.81%
11/14/97                            6.11%                5.80%
11/21/97                            6.03%                5.75%
11/28/97                            6.05%                5.84%
12/5/97                             6.08%                5.88%
12/12/97                            5.93%                5.69%
12/19/97                            5.92%                5.71%
12/26/97                            5.90%                5.71%
1/2/98                              5.84%                5.61%
1/9/98                              5.73%                5.25%
1/16/98                             5.81%                5.40%
1/23/98                             5.97%                5.52%
1/30/98                             5.80%                5.38%
2/6/98                              5.92%                5.47%
2/13/98                             5.85%                5.42%
2/20/98                             5.87%                5.49%
2/27/98                             5.92%                5.59%
3/6/98                              6.02%                5.65%
3/13/98                             5.89%                5.53%
3/20/98                             5.89%                5.55%
3/27/98                             5.96%                5.68%
4/3/98                              5.79%                5.49%
4/10/98                             5.88%                5.56%
4/17/98                             5.88%                5.56%
4/24/98                             5.95%                5.63%
5/1/98                              5.93%                5.62%
5/8/98                              5.98%                5.65%
5/15/98                             5.97%                5.67%
5/22/98                             5.90%                5.64%
5/29/98                             5.80%                5.55%
6/5/98                              5.79%                5.59%
6/12/98                             5.66%                5.45%
6/19/98                             5.67%                5.51%
6/26/98                             5.63%                5.49%
7/3/98                              5.60%                5.41%
7/10/98                             5.63%                5.40%
7/17/98                             5.75%                5.49%
7/24/98                             5.69%                5.48%
7/31/98                             5.71%                5.50%
8/7/98                              5.63%                5.38%
8/14/98                             5.54%                5.33%
8/21/98                             5.43%                5.19%
8/28/98                             5.34%                4.90%
Source: Bloomberg L.P.

On September 29, 1998, following the close of the reporting period, the Federal Reserve did lower the Federal Funds rate from 5.50% to 5.25%. This rate reduction, widely anticipated by financial markets, was viewed as a pre-emptive step to cushion the effects of increasing weakness in foreign economies on prospective U.S. economic growth.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD, senior vice president and chief investment officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

KIM DAIFOTIS, vice president and senior portfolio manager, has had primary responsibility for the day-to-day management of each Fund's portfolio since he joined CSIM in November 1997. Prior to joining CSIM, Kim spent five years at Lehman Brothers, where he served as vice president and fixed income institutional salesperson, as well as senior portfolio strategist. Prior to that, Kim spent three years as senior portfolio manager for Barclays Global Investors.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/98

                                                             SINCE
                                                           INCEPTION     30-DAY
                                    ONE YEAR   FIVE YEARS  (11/5/91)   SEC YIELD
--------------------------------------------------------------------------------
SCHWAB SHORT-TERM BOND
MARKET INDEX FUND(1),(2)               7.64%       4.73%       6.01%       5.23%
--------------------------------------------------------------------------------
Benchmark Indices(3)                   7.54%       5.79%       6.18%          --
--------------------------------------------------------------------------------
Lehman Brothers Mutual
Fund Short (1-3 Year) U.S.
Government Bond Index (Prior)          7.31%       5.74%       6.09%          --
--------------------------------------------------------------------------------
Lehman Brothers Mutual
Fund Short (1-5
Year) Government/
Corporate Bond Index (New)             8.01%       5.89%       6.68%          --
--------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/98. As of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns were 7.03%, 4.73% and 5.90%, respectively. The 30-day SEC yield as of 6/30/98 was 5.46%.(4)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                 SCHWAB         LEHMAN MF SHORT    LEHMAN MF SHORT
               SHORT-TERM         (1--3) U.S.     (1--5)GOVERNMENT/
               BOND MARKET      GOVERNMENT BOND    CORPORATE BOND      BENCHMARK
               INDEX FUND        INDEX (PRIOR)       INDEX (NEW)         INDICES

11/5/91          $10,000            $10,000          $10,000
11/30/91         $10,117            $10,059          $10,097
12/31/91         $10,381            $10,212          $10,287
1/31/92          $10,241            $10,199          $10,243
2/29/92          $10,240            $10,229          $10,272
3/31/92          $10,190            $10,226          $10,251
4/30/92          $10,282            $10,319          $10,349
5/31/92          $10,440            $10,415          $10,477
6/30/92          $10,595            $10,521          $10,614
7/31/92          $10,794            $10,642          $10,778
8/31/92          $10,898            $10,728          $10,884
9/30/92          $11,053            $10,829          $11,012
10/31/92         $10,924            $10,767          $10,903
11/30/92         $10,868            $10,751          $10,868
12/31/92         $11,012            $10,851          $10,990
1/31/93          $11,202            $10,965          $11,164
2/28/93          $11,355            $11,052          $11,298
3/31/93          $11,395            $11,087          $11,339
4/30/93          $11,499            $11,154          $11,428
5/31/93          $11,462            $11,128          $11,394
6/30/93          $11,622            $11,211          $11,518
7/31/93          $11,661            $11,236          $11,541
8/31/93          $11,823            $11,329          $11,679
9/30/93          $11,851            $11,365          $11,718
10/31/93         $11,892            $11,390          $11,748
11/30/93         $11,819            $11,392          $11,725
12/31/93         $11,873            $11,438          $11,773
1/31/94          $11,973            $11,509          $11,873
2/28/94          $11,780            $11,439          $11,754
3/31/94          $11,628            $11,380          $11,637
4/30/94          $11,527            $11,337          $11,569
5/31/94          $11,485            $11,353          $11,582
6/30/94          $11,500            $11,381          $11,602
7/31/94          $11,599            $11,484          $11,732
8/31/94          $11,628            $11,522          $11,770
9/30/94          $11,585            $11,495          $11,708
10/31/94         $11,593            $11,522          $11,722
11/30/94         $11,528            $11,473          $11,662
12/31/94         $11,540            $11,495          $11,688
1/31/95          $11,697            $11,654          $11,867
2/28/95          $11,852            $11,815          $12,072
3/31/95          $11,919            $11,883          $12,141
4/30/95          $12,018            $11,989          $12,268
5/31/95          $12,232            $12,197          $12,553
6/30/95          $12,281            $12,263          $12,627
7/31/95          $12,308            $12,314          $12,657
8/31/95          $12,396            $12,388          $12,747
9/30/95          $12,470            $12,449          $12,820
10/31/95         $12,572            $12,552          $12,943
11/30/95         $12,696            $12,659          $13,080
12/31/95         $12,799            $12,754          $13,194
1/31/96          $12,900            $12,862          $13,315
2/29/96          $12,817            $12,812          $13,225
3/31/96          $12,778            $12,803          $13,184
4/30/96          $12,776            $12,816          $13,173
5/31/96          $12,777            $12,844          $13,182
6/30/96          $12,878            $12,938          $13,298
7/31/96          $12,917            $12,988          $13,346
8/31/96          $12,940            $13,036          $13,380
9/30/96          $13,072            $13,155          $13,528
10/31/96         $13,235            $13,304          $13,717
11/30/96         $13,368            $13,402          $13,849
12/31/96         $13,311            $13,405          $13,813
1/31/97          $13,378            $13,469          $13,877
2/28/97          $13,397            $13,501          $13,904
3/31/97          $13,355            $13,491          $13,860
4/30/97          $13,477            $13,601          $13,994
5/31/97          $13,575            $13,696          $14,097
6/30/97          $13,680            $13,791          $14,208
7/31/97          $13,874            $13,941          $14,418
8/31/97          $13,841            $13,955          $14,398
9/30/97          $13,964            $14,061          $14,532
10/31/97         $14,091            $14,165          $14,663
11/30/97         $14,130            $14,201          $14,691
12/31/97         $14,228            $14,296          $14,798
1/31/98          $14,383            $14,433          $14,969
2/28/98          $14,358            $14,446          $14,969            $14,358
3/31/98          $14,415            $14,502          $15,022            $14,408
4/30/98          $14,479            $14,572          $15,095            $14,479
5/31/98          $14,563            $14,649          $15,188            $14,567
6/30/98          $14,643            $14,725          $15,273            $14,649
7/31/98          $14,697            $14,795          $15,337            $14,710
8/31/98          $14,898            $14,975          $15,551            $14,916

    3/1/1998: Completed transition of approved change in investment objective

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Short-Term Bond Market Index Fund, made at its inception, with a similar investment in three indices: the Lehman Brothers Mutual Fund Short (1-3 Year) U.S. Government Bond Index, which was the Fund's index until 2/28/98; the Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Bond Index, the Fund's index beginning on 3/31/98; and a Benchmark Index that combines the performance of these two indices for their respective periods. The change in the index is a result of the Fund's conversion from a government bond fund to a bond index fund, as discussed in previous shareholder reports, which was completed as of 3/1/98.

(1)Prior to 11/1/97, the Schwab Short-Term Bond Market Index Fund was known as the Schwab Short/Intermediate Government Bond Fund. As reported in the Fund's annual report dated 8/31/97, at the shareholders meeting held on 9/22/97, shareholders approved the proposed change to the Fund's investment objective from an actively managed government bond strategy to an index strategy.

(2)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 7.17%, 4.41% and 5.65%, respectively. The 30-day SEC yield as of 8/31/98 would have been 4.80%.

(3)This index represents the Lehman Brothers Mutual Fund Short (1-3 Year) U.S. Government Bond Index for the period from the Fund's inception (11/5/91) through 2/28/98 and the Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Bond Index from 3/1/98 through the end of the reporting period. This benchmark is designed to show investors how a hypothetical $10,000 investment in the Fund has performed since its inception to the end of the reporting period by comparing it with the Fund's prior and new indices.

(4)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 6.58%, 4.42% and 5.54%, respectively. The 30-day SEC yield as of 6/30/98 would have been 5.02%.

THE INFORMATION PRESENTED IN THE GRAPH TO THE LEFT IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

PORTFOLIO COMPOSITION

The Schwab Short-Term Bond Market Index Fund invests primarily in U.S. Treasury obligations, corporate obligations and other U.S. government securities. The chart below illustrates the composition of the Fund's portfolio as of 8/31/98 and is not indicative of its holdings after that date. A complete list of the securities in the Fund's portfolio as of 8/31/98 is provided in the Schedule of Investments later in this report.

                    SCHWAB SHORT-TERM BOND MARKET INDEX FUND
          PORTFOLIO COMPOSITION AS A PERCENTAGE OF FUND INVESTMENTS(1)
                                 as of 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Securities      78.0%
Corporate Bonds(2)              21.4%
Short-term Investments           0.6%

(1)These percentages do not take into account other assets and liabilities.

(2)The credit quality of the securities, based on published ratings from Standard & Poor's or Moody's Investors Service, is as follows: AA--6.0%; A--77.2%; BAA-- 16.8%.

SCHWAB TOTAL BOND MARKET INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/98

                                                              SINCE
                                                            INCEPTION     30-DAY
                                    ONE YEAR   FIVE YEARS   (3/5/93)   SEC YIELD
--------------------------------------------------------------------------------
SCHWAB TOTAL BOND MARKET
INDEX FUND(1,2)                       10.83%       6.06%       7.10%       5.73%
--------------------------------------------------------------------------------
Benchmark Indices(3)                  11.02%       6.40%       6.87%          --
--------------------------------------------------------------------------------
Lehman Brothers General
U.S. Government Bond
Index (Prior)                         12.28%       6.64%       6.98%          --
--------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index (New)                      10.56%       6.78%       7.07%          --
--------------------------------------------------------------------------------

NASD regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/98. As of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns were 10.41%, 6.70% and 6.89%, respectively. The 30-day SEC yield as of 6/30/98 was 6.04%.(4)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   SCHWAB TOTAL    LEHMAN GENERAL        LEHMAN
                   BOND MARKET     U.S. GOVERNMENT      AGGREGATE
                   INDEX FUND        BOND INDEX         BOND INDEX     BENCHMARK
                                       (PRIOR)            (NEW)         INDICES
3/5/93              $10,000            $10,000           $10,000
3/31/93              $9,784             $9,926            $9,979
4/30/93              $9,890            $10,002           $10,048
5/31/93              $9,927             $9,991           $10,061
6/30/93             $10,314            $10,213           $10,244
7/31/93             $10,441            $10,276           $10,302
8/31/93             $10,863            $10,505           $10,482
9/30/93             $10,901            $10,545           $10,511
10/31/93            $10,952            $10,585           $10,550
11/30/93            $10,688            $10,468           $10,460
12/31/93            $10,738            $10,509           $10,517
1/31/94             $10,938            $10,653           $10,659
2/28/94             $10,544            $10,427           $10,474
3/31/94             $10,220            $10,193           $10,216
4/30/94             $10,112            $10,112           $10,134
5/31/94             $10,060            $10,099           $10,133
6/30/94             $10,027            $10,076           $10,110
7/31/94             $10,239            $10,261           $10,311
8/31/94             $10,233            $10,263           $10,324
9/30/94             $10,050            $10,118           $10,172
10/31/94            $10,036            $10,111           $10,163
11/30/94            $10,031            $10,093           $10,140
12/31/94            $10,122            $10,155           $10,210
1/31/95             $10,347            $10,344           $10,412
2/28/95             $10,647            $10,566           $10,660
3/31/95             $10,718            $10,633           $10,726
4/30/95             $10,887            $10,772           $10,875
5/31/95             $11,429            $11,206           $11,296
6/30/95             $11,445            $11,292           $11,379
7/31/95             $11,348            $11,250           $11,354
8/31/95             $11,566            $11,382           $11,491
9/30/95             $11,711            $11,491           $11,602
10/31/95            $11,931            $11,666           $11,753
11/30/95            $12,173            $11,848           $11,929
12/31/95            $12,395            $12,016           $12,096
1/31/96             $12,438            $12,090           $12,176
2/29/96             $12,075            $11,843           $11,964
3/31/96             $11,934            $11,745           $11,881
4/30/96             $11,766            $11,669           $11,814
5/31/96             $11,722            $11,650           $11,790
6/30/96             $11,885            $11,800           $11,948
7/31/96             $11,890            $11,829           $11,981
8/31/96             $11,830            $11,803           $11,960
9/30/96             $12,112            $11,999           $12,168
10/31/96            $12,451            $12,263           $12,439
11/30/96            $12,763            $12,477           $12,651
12/31/96            $12,537            $12,349           $12,534
1/31/97             $12,533            $12,363           $12,572
2/28/97             $12,556            $12,380           $12,604
3/31/97             $12,353            $12,249           $12,464
4/30/97             $12,606            $12,425           $12,651
5/31/97             $12,732            $12,532           $12,771
6/30/97             $12,918            $12,673           $12,923
7/31/97             $13,363            $13,033           $13,272
8/31/97             $13,152            $12,904           $13,159
9/30/97             $13,397            $13,097           $13,354
10/31/97            $13,687            $13,324           $13,548
11/30/97            $13,700            $13,392           $13,610
12/31/97            $13,778            $13,532           $13,747
1/31/98             $13,977            $13,735           $13,923
2/28/98             $13,938            $13,698           $13,912         $13,938
3/31/98             $13,964            $13,736           $13,959         $13,985
4/30/98             $14,035            $13,798           $14,032         $14,058
5/31/98             $14,166            $13,940           $14,165         $14,192
6/30/98             $14,263            $14,099           $14,286         $14,312
7/31/98             $14,306            $14,121           $14,316         $14,342
8/31/98             $14,575            $14,488           $14,549         $14,576

    3/1/98: Completed transition of approved change in investment objective

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Total Bond Market Index Fund, made at its inception, with a similar investment in three indices: the Lehman Brothers General U.S. Government Bond Index, which was the Fund's index up until 2/28/98; the Lehman Brothers Aggregate Bond Index, the Fund's index beginning on 3/1/98; and a Benchmark Index that combines the performance of these two indices for their respective periods. The change in the index is a result of a strategy change of the Schwab Total Bond Market Index Fund, as discussed in previous shareholder reports, which was completed as of 3/1/98.

(1)Prior to 11/1/97, the Schwab Total Bond Market Index Fund was known as the Schwab Long-Term Government Bond Fund. As reported in the Fund's annual report dated 8/31/97, at the shareholders meeting held on 9/22/97, shareholders approved the proposed change to the Fund's investment objective from an actively managed government bond strategy to an index strategy.

(2)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 10.14%, 4.90% and 5.01%, respectively. The 30-day SEC yield as of 8/31/98 would have been 5.29%.

(3)This index represents the Lehman Brothers General U.S. Government Bond Index for the period from the Fund's inception (3/5/93) through 2/28/98 and the Lehman Brothers Aggregate Bond Index from 3/1/98 through the end of the reporting period. This benchmark is designed to show investors how a hypothetical $10,000 investment in the Fund has performed since its inception to the end of the reporting period by comparing it with the Fund's prior and new indices.

(4)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 9.63%, 6.23% and 4.76%, respectively. The 30-day SEC yield as of 6/30/98 would have been 5.59%.

THE INFORMATION PRESENTED IN THE GRAPH TO THE LEFT IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

PORTFOLIO COMPOSITION

The Schwab Total Bond Market Index Fund invests primarily in U.S. Treasury obligations, corporate bonds, asset-backed obligations and U.S. government agency securities. The chart below illustrates the composition of the Fund's portfolio as of 8/31/98 and is not indicative of its holdings after that date. A complete list of the securities in the Fund's portfolio as of 8/31/98 is provided in the Schedule of Investments later in this report.

                      SCHWAB TOTAL BOND MARKET INDEX FUND
          PORTFOLIO COMPOSITION AS A PERCENTAGE OF FUND INVESTMENTS(1)
                                 as of 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Securities        55.7%
Corporate Bonds(2,3)              20.6%
Asset-Backed
Obligations(2,3)                  23.1%
Short-term Investments             0.6%

(1)These percentages do not take into account other assets and liabilities.

(2)The credit quality of the securities, based on published ratings from Standard & Poor's or Moody's Investors Service, is as follows: AAA--31.1%; AA--27.0%; A-- 29.4%; BAA--12.5%.

(3)A combination of various corporate bonds and asset-backed obligations (approximately 29.8% of the Fund's portfolio) is used to gain exposure to agency mortgage-backed securities.

DIVIDENDS PAID

During the reporting period, the Funds continued to provide a high level of current income consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid by each Fund during each fiscal year or reporting period since inception.

                 DIVIDENDS PAID BY THE SCHWAB BOND INDEX FUNDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           INCOME DIVIDENDS PER SHARE
                                   FISCAL YEAR

                                                        SCHWAB TOTAL BOND MARKET
                  SCHWAB SHORT-TERM BOND MARKET                 INDEX FUND
                  NDEX FUND (INCEPTION 11/5/91)             (INCEPTION 3/5/93)
1991*                       $0.10
1992                        $0.60
1993**                      $0.37                                  $0.31
1994+                       $0.54                                  $0.60
1995+                       $0.59                                  $0.69
1996+                       $0.59                                  $0.65
1997+                       $0.59                                  $0.65
1998+                       $0.57                                  $0.60

  * Period from inception (11/5/91) through 12/31/91.

 ** Period from inception (3/5/93) through 8/31/93 for Schwab Total Bond Market
    Index Fund and for the eight-month period ended 8/31/93 for Schwab Short-Term Bond Market Index Fund.

 +  For the one-year period ended 8/31 for both Funds.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUNDS PERFORM DURING THE 12-MONTH REPORTING PERIOD?

A. Both Funds achieved favorable total returns for the period, aided in part by the overall decline in bond yields, which increased prices of the Funds' portfolio securities, thereby increasing the Funds' net asset values (NAVs).

The SCHWAB SHORT-TERM BOND MARKET INDEX FUND achieved a total return of 7.64% for the 12-month reporting period ended August 31, 1998. This return came from a combination of both dividend income of 6.00% and an increase in the Fund's NAV of 1.64%. The NAV increase was a result of the Fund's declining yield, which fell from 5.79% at the beginning of the period to 5.23% at the end of the period. The Fund's weighted average maturity, 2.88 years as of August 31, 1998, remained fairly constant throughout the reporting period.

The SCHWAB TOTAL BOND MARKET INDEX FUND achieved a total return of 10.83% for the 12-month reporting period ended August 31, 1998. This return came from a combination of both dividend income of 6.42% and an increase in the Fund's NAV of 4.41%. The NAV increase was a result of the Fund's declining yield, which fell from 6.61% at the beginning of the period to 5.73% at the end of the period. The Fund's weighted average maturity was shortened significantly from
11.05 years as of August 31, 1997, to 7.84 years on August 31, 1998. This change was implemented to bring the maturity of the Fund more in line with that of its new benchmark, the Lehman Brothers Aggregate Bond Index.

Q. HOW DID THE FUNDS' PERFORMANCE COMPARE WITH THOSE OF THEIR NEW BENCHMARKS?

A. As we reported in the August 31, 1997, annual report, Fund shareholders overwhelmingly approved the proposal to change each Fund's investment objective from an actively managed government bond strategy to a passively managed bond index strategy. The Schwab Short-Term Bond Market Index Fund now tracks the Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Index, and the Schwab Total Bond Market Index Fund now tracks the Lehman Brothers Aggregate Bond Index. During the reporting period, the portfolio management team completed implementation of the indexing strategy. Effective March 1, 1998, the portfolios were positioned to track their respective benchmark indices. The Funds' performance compared with those of their benchmark indices for the six-month period is shown below.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

                                                                 TOTAL RETURN
                                                                 FOR THE SIX
                                                                 MONTHS ENDED
                                                                   8/31/98
--------------------------------------------------------------------------------
Schwab Short-Term Bond
Market Index Fund                                                     3.77%
--------------------------------------------------------------------------------
Lehman Brothers Short (1-5 Year)
Government/Corporate Index                                            3.90%
--------------------------------------------------------------------------------
Tracking Differential                                                -0.13%
--------------------------------------------------------------------------------

(NOTE: PLEASE SEE PAGE 8 FOR AVERAGE ANNUAL TOTAL RETURNS.)

Typically, there will be a small gap between the performance of each Fund's index and that of the Fund itself. This gap occurs mainly because, unlike the index, the Fund incurs operating expenses and trading costs and must keep a small portion of its assets in cash for paying expenses and processing shareholder orders. During the six-month period since the Schwab Short-Term Bond Market Index Fund completed implementation of its indexing strategy, this gap was -0.13%--well within our expectations for this Fund.

SCHWAB TOTAL BOND MARKET INDEX FUND

                                                                 TOTAL RETURN
                                                                 FOR THE SIX
                                                                 MONTHS ENDED
                                                                   8/31/98
--------------------------------------------------------------------------------
Schwab Total Bond Market
Index Fund                                                             4.58%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                                                             4.58%
--------------------------------------------------------------------------------
Tracking Differential                                                     --
--------------------------------------------------------------------------------

(NOTE: PLEASE SEE PAGE 10 FOR AVERAGE ANNUAL TOTAL RETURNS.)

As with the Schwab Short-Term Bond Market Index Fund, we typically anticipate a small gap between the performance of the Schwab Total Bond Market Index Fund and its benchmark index. Due to security selection over the period, however, the tracking differential was smaller than we would normally anticipate. In fact, during the six-month period since the Schwab Total Bond Market Index Fund completed implementation of its indexing strategy, the performance of the Fund and the index were equal. Although we are very pleased to report these results for this short period, this level of Fund performance relative to its index should be considered the exception, not the norm.

The change in the Funds' investment objectives and benchmark indices has been reflected in the presentation of each Fund's long-term performance on pages 8 and 10.

Q. RECENTLY, THE STOCK MARKET SEEMS TO BE VERY VOLATILE. WHAT ROLE CAN BOND INVESTMENTS PLAY IN REDUCING PORTFOLIO RISK?

A. Diversifying your portfolio with bonds or bond funds as part of your asset allocation plan may help offset the effects of stock market volatility and generally can help add stability to your portfolio, as shown in the following example. Of course, share prices of bond funds, like any investment, fluctuate with market conditions. The chart on the following page displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds as measured by the indices.(1) As shown in the chart, adding bonds to an all-stock portfolio has reduced risk while still producing competitive returns.

A portfolio comprising 40% bonds and 60% stocks, for example, achieved an average annual return of 11.65%-- only slightly over 1% less than the 12.97% return of the all-stock portfolio--and did so with significantly less volatility. The lowest annual return--

(1)The returns do not reflect actual investment in any security. The hypothetical returns are all weighted averages and assume reinvestment of dividends. The indices represented are the S&P 500-Registered Trademark-Index and the Ibbotson Intermediate Government Bond Index. Indices are unmanaged, do not incur expenses and cannot be invested in directly. Past results are not indicative of future performance.

for the portfolio invested 40% in bonds and 60% in stocks--was actually a loss of 13.61%, about half of the 26.47% loss in the all-stock portfolio. Of course, past performance does not guarantee future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       HYPOTHETICAL PORTFOLIOS SHOWING THE
                                     EFFECTS
                         OF ADDING BONDS TO AN ALL-STOCK
                                    PORTFOLIO
                                    1970-1997

                          AVERAGE ANNUAL      HIGHEST ANNUAL      LOWEST ANNUAL
                              RETURN              RETURN             RETURN
100% Stocks                   12.97%              37.43%              -26.47%
90% Stocks/10% Bonds          12.68%              35.37%              -23.25%
80% Stocks/20% Bonds          12.36%              33.30%              -20.04%
70% Stocks/30% Bonds          12.02%              31.24%              -16.82%
60% Stocks/40% Bonds          11.65%              29.18%              -13.61%

PORTFOLIO HIGHLIGHTS

SCHWAB SHORT-TERM BOND MARKET
INDEX FUND

ASSETS

-----------------------------------------------
Total net assets as of 8/31/97
(000s)                                $ 127,460
-----------------------------------------------
Total net assets as of 8/31/98
(000s)                                $ 157,421
-----------------------------------------------
Percentage growth over reporting
period                                    23.5%
-----------------------------------------------

MATURITY SCHEDULE: AVERAGE WEIGHTED
MATURITY AT 8/31/98

                                              PERCENTAGE
                                 PERCENTAGE      OF
                       VALUE         OF       PORTFOLIO
MATURITY RANGE         (000S)    PORTFOLIO   (CUMULATIVE)
--------------------------------------------------------
0-6 months            $   1,013     0.6%         0.6%
--------------------------------------------------------
7-36 months              73,528    47.2%        47.8%
--------------------------------------------------------
37-60 months             76,413    49.1%        96.9%
--------------------------------------------------------
More than
60 months                 4,893     3.1%       100.0%
--------------------------------------------------------

AVERAGE WEIGHTED MATURITY: 2.88 years

SCHWAB TOTAL BOND MARKET
INDEX FUND

ASSETS

-----------------------------------------------
Total net assets as of 8/31/97
(000s)                                $  24,778
-----------------------------------------------
Total net assets as of 8/31/98
(000s)                                $ 294,020
-----------------------------------------------
Percentage growth over reporting
period                                 1,186.6%
-----------------------------------------------

MATURITY SCHEDULE: AVERAGE WEIGHTED
MATURITY AT 8/31/98

                                             PERCENTAGE
                                 PERCENTAGE      OF
                       VALUE         OF       PORTFOLIO
MATURITY RANGE         (000S)    PORTFOLIO   (CUMULATIVE)
--------------------------------------------------------
0-1 year              $  71,034       24.2%        24.2%
--------------------------------------------------------
2-10 years              177,869       60.6%        84.8%
--------------------------------------------------------
11-20 years               7,534        2.6%        87.4%
--------------------------------------------------------
21-30 years              31,227       10.7%        98.1%
--------------------------------------------------------
More than
30 years                  5,465        1.9%       100.0%
--------------------------------------------------------

AVERAGE WEIGHTED MATURITY: 7.84 years

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1998

                                                            Par           Value
                                                         --------       --------
U.S. GOVERNMENT SECURITIES -- 77.2% (a)
U.S. TREASURY OBLIGATIONS -- 69.5%
U.S. Treasury Notes
   6.25%, 05/31/99                                       $  4,000       $  4,031
   6.88%, 07/31/99                                          5,800          5,887
   6.88%, 08/31/99                                          5,000          5,084
   7.13%, 09/30/99                                          5,000          5,105
   5.38%, 01/31/00                                         17,000         17,071
   5.50%, 02/29/00                                         11,500         11,572
   6.75%, 04/30/00                                          2,800          2,876
   5.38%, 06/30/00                                            500            504
   6.38%, 09/30/01                                          5,000          5,185
   5.88%, 11/30/01                                         18,000         18,449
   6.63%, 03/31/02                                          4,000          4,205
   6.63%, 04/30/02                                          2,000          2,105
   5.75%, 11/30/02                                          1,400          1,436
   5.50%, 02/28/03                                          2,800          2,851
   5.50%, 03/31/03                                          4,000          4,081
   5.75%, 04/30/03                                          5,000          5,150
   5.50%, 05/31/03                                          3,000          3,061
   5.38%, 06/30/03                                          2,250          2,290
   5.25%, 08/15/03                                          8,400          8,531
                                                                        --------
                                                                         109,474
                                                                        --------
AGENCY OBLIGATIONS -- 7.7%
Federal Home Loan Bank
   6.26%, 08/09/99                                          5,000          5,036
Federal National Mortgage Association
   6.45%, 03/26/01                                          5,000          5,031
   5.25%, 01/15/03                                          2,000          1,989
                                                                        --------
                                                                          12,056
                                                                        --------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $119,835)                                                        121,530
                                                                        --------
CORPORATE BONDS -- 21.2% (a)
American General Finance
   6.25%, 12/18/02                                          2,000          2,050
American Home Products Corp.
   7.70%, 02/15/00                                          2,000          2,062
Bank of New York Co., Inc.
   6.63%, 06/15/03                                          2,000          2,067
Bank One Corp.
   7.25%, 08/01/02                                          2,000          2,092


                                                            Par           Value
                                                          -------       --------
Columbia Gas Systems
   6.39%, 11/28/00                                        $ 2,000       $  2,033
Comdisco, Inc.
   6.38%, 11/30/01                                          1,500          1,536
Ford Motor Credit
   7.00%, 09/25/01                                          2,000          2,085
Hertz Corp.
   7.00%, 05/01/02                                          2,000          2,083
KN Energy, Inc.
   6.30%, 03/01/01                                          2,000          2,025
Lehman Brothers Holdings, Inc.
   6.20%, 01/15/02                                          1,500          1,523
PDVSA Finance Ltd.
   6.45%, 02/15/04                                          3,000          2,888
Philip Morris Companies, Inc.
   6.15%, 03/15/00                                          3,000          3,019
Quebec Province
   7.50%, 07/15/02                                          2,000          2,120
US West Capital Funding Inc.
   6.13%, 07/15/02                                          1,500          1,524
Walmart Stores
   5.65%, 02/01/10                                          2,000          2,005
WestPac Banking Corp.
   9.13%, 08/15/01                                          2,000          2,192
                                                                        --------
TOTAL CORPORATE BONDS
  (Cost $33,013)                                                          33,304
                                                                        --------
SHORT-TERM INVESTMENTS -- 0.6% (b)
Provident Institutional Funds -
  Fed Funds Portfolio
   5.06%                                                    1,013          1,013
                                                                        --------
TOTAL SHORT-TERM  INVESTMENTS
  (Cost $1,013)                                                            1,013
                                                                        --------
TOTAL INVESTMENTS -- 99.0%
  (Cost $153,861)                                                        155,847
                                                                        --------
OTHER ASSETS AND LIABILITIES -- 1.0%
   Other Assets                                                           35,691
   Liabilities                                                          (34,117)
                                                                        --------
                                                                           1,574
                                                                        --------
NET ASSETS -- 100.0%                                                    $157,421
                                                                        ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB TOTAL BOND MARKET INDEX FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1998

                                                            Par           Value
                                                         --------       --------
U.S. GOVERNMENT SECURITIES -- 55.6% (a)
U.S. TREASURY OBLIGATIONS -- 51.4%
U.S. Treasury Bonds
   6.13%, 11/15/27                                       $  6,400       $  7,098
U.S. Treasury Notes
   5.63%, 11/30/99                                          5,000          5,031
   5.50%, 02/29/00                                          4,500          4,528
   5.38%, 07/31/00                                          5,000          5,038
   5.75%, 11/30/02                                         12,250         12,568
   5.50%, 02/28/03                                         15,500         15,784
   5.50%, 03/31/03                                         29,500         30,096
   5.75%, 04/30/03                                          8,000          8,239
   5.50%, 05/31/03                                          9,500          9,694
   5.38%, 06/30/03                                         24,400         24,839
   5.25%, 08/15/03                                            850            863
   6.13%, 08/15/07                                          3,300          3,531
   5.50%, 02/15/08                                          8,450          8,707
   5.63%, 05/15/08                                         14,350         14,987
                                                                        --------
                                                                         151,003
                                                                        --------
AGENCY OBLIGATIONS -- 4.2%
Federal National Mortgage Association
   5.25%, 01/15/03                                          2,000          1,989
   5.75%, 04/15/03                                          5,000          5,073
   6.00%, 05/15/08                                          5,000          5,140
                                                                        --------
                                                                          12,202
                                                                        --------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $159,721)                                                        163,205
                                                                        --------
CORPORATE BONDS -- 20.5% (a)
Argentaria Capital Funding
   6.06%, 11/09/98 (c)                                     10,000         10,012
BRE Properties, Inc.
   7.13%, 02/15/13                                          3,000          3,101
Cable & Wireless Communications Co.
   6.63%, 03/06/05                                          2,000          2,002
CNA Financial Corp.
   6.50%, 04/15/05                                          3,000          3,064
Dell Computer
   7.10%, 04/15/28                                          3,000          3,075
General Motors Corp.
   6.38%, 05/01/08                                          2,750          2,777
GTE Corp.
   6.94%, 04/15/28                                          5,000          5,125
Hydro Quebec
   8.05%, 07/07/06                                          2,000          2,307


                                                            Par           Value
                                                          -------        -------
KN Energy, Inc.
   7.45%, 03/01/48                                        $ 2,000        $ 1,890
Lehman Brothers Holdings, Inc.
   6.20%, 01/15/02                                          1,500          1,523
Merrill Lynch & Co., Inc.
   5.84%, 09/24/98 (c)                                      5,000          5,000
Nabisco, Inc.
   6.00%, 02/15/11                                          2,000          1,993
NationsBank Corp.
   6.50%, 03/15/06                                          2,000          2,025
PDVSA Finance Ltd.
   7.50%, 11/15/28                                          4,000          3,575
Suntrust Capital III
   6.34%, 09/15/98 (c)                                      5,000          4,970
Swiss Bank Corp.
   7.75%, 09/01/26                                          2,000          2,358
TCI Communications, Inc.
   6.38%, 05/01/03                                          3,000          3,064
USX Corp.
   9.38%, 02/15/12                                          2,000          2,440
                                                                         -------
TOTAL CORPORATE BONDS
  (Cost $60,163)                                                          60,301
                                                                         -------
ASSET BACKED OBLIGATIONS -- 23.0% (a) (c)
Advanta Mortgage Loan Trust,
  Series 1998-1 A-7 (MBIA Insurance
  LOC)
   5.86%, 09/25/98                                          9,068          9,074
Airplanes Pass Through Trust
  Series 1R, Class A8
   6.02%, 09/15/98                                         27,000         27,084
Discover Card Master Trust I,
  Series 94-2, Class A
   5.99%, 09/15/98                                         10,000         10,066
First USA Credit Card Master Trust
   5.93%, 09/15/98                                          7,000          7,031
Provident Bank Home Equity Loan
  Trust Series 1997-2 Class A5
   5.89%, 09/25/98                                          9,999         10,014
Southern Pacific Secured Asset Corp.
  Series 1998 A-1
   5.84%, 09/25/98                                          4,493          4,497
                                                                         -------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $67,692)                                                          67,766
                                                                         -------

                                                            Par          Value
                                                          -------      ---------
SHORT-TERM INVESTMENTS -- 0.6% (b)
Provident Institutional Funds -
  Fed Funds Portfolio
   5.06%                                                  $ 1,857      $   1,857
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,857)                                                            1,857
                                                                       ---------
TOTAL INVESTMENTS -- 99.7%
  (Cost $289,433)                                                        293,129
                                                                       ---------
OTHER ASSETS AND LIABILITIES -- 0.3%
   Other Assets                                                           70,750
   Liabilities                                                          (69,859)
                                                                       ---------
                                                                             891
                                                                       ---------
NET ASSETS -- 100.0%                                                   $ 294,020
                                                                       =========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS



(a) Interest rates represent coupon rate of security.

(b) Interest rates represent the yield on report date.

(c) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1998

                                                       Schwab          Schwab
                                                     Short-Term         Total
                                                     Bond Market     Bond Market
                                                     Index Fund      Index Fund
                                                     -----------     -----------
ASSETS
Investments, at value (Cost:
  $153,861, $289,433, respectively)                    $155,847        $293,129
Receivables:
   Interest                                               1,936           3,248
   Investments sold                                      32,739          65,845
   Due from counterparties
     (see Note 2)                                            --             317
   Fund shares sold                                       1,015           1,338
Prepaid expenses                                              1               2
                                                       --------        --------
     Total assets                                       191,538         363,879
                                                       --------        --------
LIABILITIES
Payables:

DIVIDENDS                                                   135             267
   Investments purchased                                 33,539          69,386
   Fund shares redeemed                                     370             102
   Investment advisory and
     administration fees                                     16              --
   Transfer agency and
     shareholder service fees                                54               2
Other liabilities                                             3             102
                                                       --------        --------
     Total liabilities                                   34,117          69,859
                                                       --------        --------
Net assets applicable to
  outstanding shares                                   $157,421        $294,020
                                                       ========        ========
NET ASSETS CONSIST OF:
Paid-in-capital                                        $165,175        $288,879
Distributions in excess
  of net investment income                                 (67)            (74)
Accumulated net realized gain
  (loss) on investments sold                            (9,673)           1,409
Net unrealized appreciation on
  investments and swap agreements                         1,986           3,806
                                                       --------        --------
                                                       $157,421        $294,020
                                                       ========        ========
PRICING OF SHARES
Outstanding shares, $0.00001 par
  value (unlimited shares authorized)                    15,899          28,894
Net asset value, offering and
  redemption price per share                              $9.90          $10.18

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              21

STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1998

                                                       Schwab          Schwab
                                                     Short-Term         Total
                                                     Bond Market     Bond Market
                                                     Index Fund      Index Fund
                                                     -----------     -----------

Interest income                                        $ 8,644         $ 8,746
                                                       -------         -------
Expenses:
   Investment advisory and
     administration fees                                   586             580
   Transfer agency and
     shareholder service fees                              358             354
   Custodian and portfolio
     accounting fees                                        81              76
   Registration fees                                        35              96
   Professional fees                                         6              13
   Shareholder reports                                      41               4
   Trustees' fees                                           12               8
   Proxy fees                                               88              13
   Other expenses                                           10              14
                                                       -------         -------
                                                         1,217           1,158
Less:expenses reduced (see Note 4)                        (561)           (720)
                                                       -------         -------
     Total expenses incurred by Fund                       656             438
                                                       -------         -------
Net investment income                                    7,988           8,308
                                                       -------         -------
Net realized gain on investments
  sold                                                   1,170           1,762
Net unrealized appreciation on
  investments                                            1,341           3,281
Net unrealized appreciation on
  swap agreements                                           --             110
                                                       -------         -------
   Net gain on investments                               2,511           5,153
                                                       -------         -------
Increase in net assets resulting from
  operations                                           $10,499         $13,461
                                                       =======         =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                      Schwab          Schwab
                                                    Short-Term         Total
                                                    Bond Market     Bond Market
                                                    Index Fund      Index Fund
                                                    -----------     -----------
                                                        Year ended August 31,
                                            1998      1997      1998      1997
                                           ------    ------    ------    ------
Operations:
   Net investment income                  $ 7,988   $ 7,863   $ 8,308   $ 1,476
   Net realized gain (loss)
     on investments sold                    1,170      (105)    1,762       (51)
   Net unrealized appreciation
     on investments                         1,341     1,132     3,281       869
   Net unrealized appreciation
     on swap agreements                        --        --       110        --
                                         --------  --------  --------  --------
  Increase in net assets
    resulting from operations              10,499     8,890    13,461     2,294
                                         --------  --------  --------  --------
Dividends to shareholders
  from net investment income               (8,180)   (7,869)   (8,398)   (1,475)
                                         --------  --------  --------  --------
Capital share transactions:
   Proceeds from shares sold               70,549    28,648   283,044    16,059
   Net asset value of shares
     issued in reinvestment
     of dividends                           6,283     6,022     7,336       970
   Less payments for shares
     redeemed                             (49,190)  (42,250)  (26,201)  (15,831)
                                         --------  --------  --------  --------
   Increase (decrease) in net
     assets from capital share
     transactions                          27,642    (7,580)  264,179     1,198
                                         --------  --------  --------  --------
       Total increase (decrease)
         in net assets                     29,961   (6,559)   269,242     2,017

Net assets:
   Beginning of period                    127,460   134,019    24,778    22,761
                                         --------  --------  --------  --------
   End of period (including
     distributions in excess
     of net investment income
     and undistributed net
     investment income of
     ($67), $48, ($74) and $7,
     respectively)                       $157,421  $127,460  $294,020  $ 24,778
                                         ========  ========  ========  ========
Number of Fund shares:
   Sold                                     7,182     2,944    28,231     1,658
   Reinvested                                 640       620       731       100
   Redeemed                                (5,009)   (4,343)   (2,610)   (1,642)
                                         --------  --------  --------  --------
   Net increase (decrease)
     in shares outstanding                  2,813     (779)    26,352       116

Shares outstanding:
   Beginning of period                     13,086    13,865     2,542     2,426
                                         --------  --------  --------  --------
   End of period                           15,899    13,086    28,894     2,542
                                         ========  ========  ========  ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                   Income from
                              Investment Operations
                         --------------------------------

                                             Net
 Fiscal       Net Asset                   Realized &         Total
 Period       Value At        Net         Unrealized         from
 Ended        Beginning    Investment    Gain (Loss) on    Investment
August 31,    of Period      Income       Investments      Operations
----------    ---------    ----------    --------------    ----------
SCHWAB SHORT-TERM BOND MARKET INDEX FUND
  1998         $ 9.74        $0.56           $ 0.17          $ 0.73
  1997         $ 9.67        $0.59           $ 0.07          $ 0.66
  1996         $ 9.84        $0.59           $(0.17)         $ 0.42
  1995         $ 9.81        $0.59           $ 0.03          $ 0.62
  1994         $10.64        $0.54           $(0.71)         $(0.17)
SCHWAB TOTAL BOND MARKET INDEX FUND
  1998         $ 9.75        $0.60           $ 0.43          $ 1.03
  1997         $ 9.38        $0.65           $ 0.37          $ 1.02
  1996         $ 9.80        $0.65           $(0.42)         $ 0.23
  1995         $ 9.33        $0.69           $ 0.47          $ 1.16
  1994         $10.53        $0.60           $(1.20)         $(0.60)


              Less Distributions
--------------------------------------------


Dividends     Distributions                     Net Asset
from Net      from Realized                     Value at
Investment       Gain on          Total          End of
  Income       Investments     Distributions     Period
----------    -------------    -------------    ---------

 $(0.57)1         $  --           $(0.57)         $ 9.90
 $(0.59)          $  --           $(0.59)         $ 9.74
 $(0.59)          $  --           $(0.59)         $ 9.67
 $(0.59)          $  --           $(0.59)         $ 9.84
 $(0.54)          $(0.12)         $(0.66)         $ 9.81

 $(0.60)1         $  --           $(0.60)         $10.18
 $(0.65)          $  --           $(0.65)         $ 9.75
 $(0.65)          $  --           $(0.65)         $ 9.38
 $(0.69)          $  --           $(0.69)         $ 9.80
 $(0.60)          $  --           $(0.60)         $ 9.33


(Dagger) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Funds' expense and net investment income ratios would have been:

              SCHWAB SHORT-TERM BOND MARKET INDEX FUND
------------------------------------------------------------------

  FISCAL                                         RATIO OF NET
  Period           Ratio of Expenses           Investment Income
  Ended          to Average Net Assets       to Average Net Assets
August 31,               (%)                          (%)
----------       ---------------------       ---------------------
   1998                 0.85                         5.19
   1997                 0.82                         5.69
   1996                 0.80                         5.72
   1995                 0.81                         5.88
   1994                 0.81                         5.07


                 SCHWAB TOTAL BOND MARKET INDEX FUND
------------------------------------------------------------------

  FISCAL                                         RATIO OF NET
  Period           Ratio of Expenses           Investment Income
  Ended          to Average Net Assets       to Average Net Assets
August 31,               (%)                          (%)
----------       ---------------------       ---------------------
   1998                 0.82                         5.35
   1997                 1.18                         5.76
   1996                 1.17                         5.50
   1995                 1.18                         6.20
   1994                 2.19                         4.18



1 The amounts shown include certain reclassifications related to book to tax differences (see Note 2 of Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          Ratios/Supplemental Data
----------------------------------------------------------------------------
                                                   Ratio of Net
                                      Ratio of      Investment
     Total                            Expenses        Income       Portfolio
     Return          Net Assets      to Average     to Average     Turnover
(not annualized)    End of Period    Net Assets     Net Assets       Rate
       (%)             (000's)          (%)            (%)            (%)
----------------    -------------    ----------    ------------    ---------

      7.64            $157,421          0.46           5.58           128
      6.96            $127,460          0.49           6.02            71
      4.39            $134,019          0.49           6.03            80
      6.61            $157,191          0.58           6.11           203
     (1.67)           $190,479          0.60           5.28            91

     10.83            $294,020          0.31           5.86           285
     11.18            $ 24,778          0.20           6.74            51
      2.29            $ 22,761          0.00           6.67            66
     13.03            $ 12,949          0.00           7.38           240
     (5.80)           $  7,108          0.10           6.27           123

NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1998


1.  DESCRIPTION OF THE FUNDS

The Schwab Short-Term Bond Market Index Fund (formerly Schwab Short/Intermediate Government Bond Fund) and Schwab Total Bond Market Index Fund (formerly Schwab Long-Term Government Bond Fund) (the "Funds") are series of Schwab Investments (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the Funds, the Trust also offers the Schwab 1000 Fund (REGISTRATION MARK), Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. The value of each swap agreement is determined in accordance with a specified formula reflective of the agreement's individual terms. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of market discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

SWAP AGREEMENTS -- Each Fund may enter into swap agreements, which are an exchange of one security or asset for another. A swap may be entered into in order to, among other things, change the maturity of a fund's portfolio, to protect a fund's value from changes in interest rates, to expose a fund to a different security or market, or to help a fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a fund is exposed to the risks of unanticipated movements in interest rates or in the value of an underlying security or index, or that the counterparty will not fulfill its obligation under the agreement.

As of August 31, 1998, the Total Bond Market Index Fund had the following outstanding swap agreements with the following terms:

                        Notional        Termination      Payments Made
Swap Counterparty        Amount            Date           by the Fund
-----------------     -----------       -----------      -------------
Goldman Sachs         $25,000,000         9/1/99            Based on
  Capital Markets                                        1 month LIBOR

Lehman Brothers       $37,000,000         2/27/99           Based on
  Special Finance                                        3 Month LIBOR

Goldman Sachs         $27,000,000         6/1/99            Based on
  Capital Markets                                        3 Month LIBOR



         Payments Received                           Net
            by the Fund                          Receivable
------------------------------------             ----------
   Mortgage Component of the
Lehman Brothers Aggregate Bond Index              $129,000

   Mortgage Component of the
Lehman Brothers Aggregate Bond Index               188,000

   Mortgage Component of the
Lehman Brothers Aggregate Bond Index                     0
                                                  --------
      Total Net Receivable                        $317,000
                                                  ========

Total net amounts receivable under the agreements are included in Due from counterparties in the Statement of Assets and Liabilities. Net income or loss from the swap agreements is included in net investment income.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

EXPENSES -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

Net unrealized appreciation (depreciation) for federal income tax purposes at August 31, 1998 was as follows:

                                Net Unrealized      Appreciated      Depreciated
                                 Appreciation       Securities       Securities
                                --------------      -----------      -----------
 Schwab Short-Term Bond
   Market Index Fund              $2,014,000        $2,162,000        $(148,000)
 Schwab Total Bond Market
   Index Fund                     $3,853,000        $4,459,000        $(606,000)

The cost at August 31, 1998 for federal income tax purposes for the Schwab Short-TermBond Market Index Fund and the Schwab Total Bond Market Index Fund was $153,833,000 and $289,386,000, respectively.

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1998, the unused capital loss carryforwards for federal income tax purposes were as follows:

                                                          Schwab Short-Term
                                                       Bond Market Index Fund
                                                       ----------------------
         Expiring in:
         08/31/03                                           $ 7,257,000
         08/31/04                                             2,216,000
         08/31/05                                               172,000
                                                            -----------
              Total capital loss carryforwards              $ 9,645,000
                                                            ===========

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, permanent book/tax differences of $77,000 and $9,000 for the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund, respectively, were reclassified from paid-in-capital to undistributed net investment income. In Schwab Total Bond Market Index Fund $4,000 was reclassified between paid-in-capital and accumulated net realized gain. These reclassifications have no effect on net assets or net asset values per share.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Manager has reduced a portion of its fee for the year ended August 31, 1998 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees for the year ended August 31, 1998 (see
Note 4).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $20,000 related to the Trust's unaffiliated trustees.

OTHER AFFILIATED PARTIES AND TRANSACTIONS -- As of August 31, 1998, 14.8%, 32.2%, 20.8% and 0.7% of the Schwab Total Bond Market Index Fund's outstanding shares were owned by Schwab MarketTrack Growth Portfolio, MarketTrack Balanced Portfolio, MarketTrack Conservative Portfolio and MarketTrack Growth II Portfolio, respectively.

INTERFUND TRANSACTIONS -- During the year ended August 31, 1998, the Schwab Total Bond Market Index Fund engaged in purchase and sale transactions with funds that have a common investment advisor, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, aggregated $56,755,000.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab guarantee that, effective November 1, 1997 through at least October 31, 1998, the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund's total operating expenses will not exceed 0.38% and 0.30%, respectively, of each Fund's average daily net assets, after reductions and reimbursements. Prior to November 1, 1997 the Investment Manager and Schwab guraranteed that the Schwab Short-Term Bond Market Index Fund operating expenses would not exceed 0.49%. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes. The operating expense ratio for the year ended August 31, 1998, includes extraordinary expenses.

During the year ended August 31, 1998, the total of such fees reduced by the Investment Manager and Schwab was $561,000 and $0 for the Schwab Short-Term Bond Market Index Fund and $580,000 and $140,000 for the Schwab Total Bond Market Index Fund, respectively.

5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, (excluding U.S. Government securities and short-term obligations) during the year ended August 31, 1998, were as follows:

                                       Schwab Short-Term       Schwab Total Bond
                                     Bond Market Index Fund    Market Index Fund
                                     ----------------------    -----------------
   Purchases                              $40,238,000             $177,703,000
   Proceeds of sales and maturities       $ 7,152,000             $ 48,939,000

Purchases, sales and maturities of long-term U.S. government securities during the year ended August 31, 1998, were as follows:

                                       Schwab Short-Term       Schwab Total Bond
                                     Bond Market Index Fund    Market Index Fund
                                     ----------------------    -----------------
   Purchases                              $173,771,000            $468,987,000
   Proceeds of sales and maturities       $178,966,000            $334,697,000

To the Board of Trustees and Shareholders of Schwab Short-Term Bond Market Index Fund and
Schwab Total Bond Market Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short-Term Bond Market Index Fund (formerly Schwab Short/Intermediate Government Bond Fund) and Schwab Total Bond Market Index Fund (formerly Schwab Long-Term Government Bond Fund) (two portfolios of Schwab Investments, hereafter referred to as the "Funds") at August 31, 1998, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
October 5, 1998

                    THIS SPACE RESERVED FOR YOUR COMMENTS AND
                   QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE
                              HAPPY TO ASSIST YOU.

                    THIS SPACE RESERVED FOR YOUR COMMENTS AND
                   QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE
                              HAPPY TO ASSIST YOU.

                    THIS SPACE RESERVED FOR YOUR COMMENTS AND
                   QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE
                              HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help you meet your investment goals. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio(1)
Schwab MarketTrack Growth Portfolio(1)
Schwab MarketTrack Balanced Portfolio(1)
Schwab MarketTrack Conservative Portfolio(1)
Schwab MarketManager Growth Portfolio(2)
Schwab MarketManager Balanced Portfolio(2)

SCHWAB STOCK FUNDS
Schwab 1000 Fund-Registered Trademark-
Schwab S&P 500 Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio(2)
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio(2)

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund(3)
Schwab Short-Term Bond Market Index Fund(3)
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(4) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1)Formerly the Schwab Asset Director-Registered Trademark- Funds.

(2)Formerly the Schwab OneSource-TM- Portfolios.

(3)Formerly the Schwab Government Bond Funds.

(4)Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS
FAMILY
101 Montgomery Street
San Francisco, California  94104


INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA  94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(COPYRIGHT) 1998 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.  CRS 20375 (20+9-3791) MKT3655(10/98)